The Montgomery Funds                                         RULE 497(e):
101 California Street                                        33-34841; 811-6011
San Francisco, California 94111
(800) 572-FUND


Prospectus
January 21, 1997


Class R shares of the Montgomery Total Return Bond Fund (the "Fund") are offered in this Prospectus. The Fund seeks to obtain maximum total return (which consists of both income and capital appreciation), consistent with preservation of capital and prudent investment management as a secondary consideration. The Fund invests primarily in a broad range of fixed income securities, including marketable corporate debt securities, U.S. government securities, mortgage-related securities, other asset-backed securities and cash or money market instruments. It seeks higher yields than money market funds generally and with less fluctuation in the value of its shares than long-term bond funds. This fund does not maintain a stable net asset value of $1.00 per share. As is the case for all mutual funds, attainment of the Fund's investment objective cannot be assured.

The Fund's shares are sold at net asset value with no sales load, no commissions, no Rule 12b-1 fees and no exchange fees. In general, the minimum initial investment in the Fund is $1,000, and subsequent investments must be at least $100. The Manager or the Distributor, under any circumstances that either deems appropriate, may waive these minimums. See "How to Invest in the Fund."

The Fund, which is a separate series of The Montgomery Funds, an open-end management investment company, is managed by Montgomery Asset Management, L.P. (the "Manager"), an affiliate of Montgomery Securities (the "Distributor").

Please read this Prospectus before investing and retain it for future reference. A Statement of Additional Information dated January 21, 1997, as may be revised, has been filed with the Securities and Exchange Commission, is incorporated by this reference and is available without charge by calling (800) 572-FUND. If you are viewing the electronic version of this prospectus through an on-line computer service, you may request a printed version free of charge by calling
(800) 572-FUND.

The Internet address for The Montgomery Funds is www.xperts.montgomery.com/1.

The Fund may offer other classes of shares to investors eligible to purchase those shares. The other classes of shares may have different fees and expenses than the class of shares offered in this Prospectus, and those different fees and expenses may affect performance. To obtain information concerning the other classes of shares not offered in this Prospectus, call The Montgomery Funds at
(800) 572-FUND or contact sales representatives or financial intermediaries who offer those classes.



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS
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Fees And Expenses Of The Fund                                                 3
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Manager Investment Returns                                                    4
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The Fund's Investment Objective And Policies                                  5
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Portfolio Securities                                                          5
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Other Investment Practices                                                    7
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Risk Considerations                                                          10
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Management Of The Fund                                                       11
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How To Invest In The Fund                                                    13
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How To Redeem An Investment In The Fund                                      16
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Exchange Privileges And Restrictions                                         17
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How Net Asset Value Is Determined                                            19
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Dividends And Distributions                                                  19
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Taxation                                                                     19
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General Information                                                          20
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Backup Withholding Instructions                                              21
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Glossary                                                                     22
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                                       2

                          Fees And Expenses Of The Fund



Shareholder Transaction Expenses for the Fund

An investor would pay the following charges when buying or redeeming shares of the Fund:

    Maximum Sales Load          Maximum Sales Load        Deferred Sales Load      Redemption Fees          Exchange Fees
   Imposed on Purchases        Imposed on Reinvested
                                     Dividends
-------------------------------------------------------------------------------------------------------------------------------
           None                        None                       None                  None+                   None
-------------------------------------------------------------------------------------------------------------------------------

Estimated Annual Operating Expenses (as a percentage of average net assets)

                                             Montgomery Total Return Bond Fund
--------------------------------------------------------------------------------
Management Fee                                             0.50%
--------------------------------------------------------------------------------
Other Expenses                                             0.20%
(after reimbursement)*
--------------------------------------------------------------------------------
Total Fund Operating Expenses*                             0.70%
--------------------------------------------------------------------------------

The previous tables are intended to assist the investor in understanding the various direct and indirect costs and expenses of the Fund. Operating expenses are paid out of the Fund's assets and are factored into the Fund's share price. The Fund estimates that it will have the expenses listed (expressed as a percentage of average net assets) for the current fiscal year.

+ Shareholders effecting redemptions via wire transfer may be required to pay fees, including the wire fee and other fees, that will be directly deducted from redemption proceeds. The Fund reserves the right, upon 60 days' advance notice to shareholders, to impose a redemption fee of up to 1.00% on shares redeemed within 90 days of purchase. See "How to Redeem an Investment in the Fund."

* Expenses for the Fund are estimated. The Manager will reduce its fees and may absorb or reimburse the Fund for certain expenses to the extent necessary to limit total annual fund operating expenses to the lesser of the amount indicated in the table for the Fund or the maximum allowed by applicable state expense limitations. The Fund is required to reimburse the Manager for any reductions in the Manager's fee only during the two years following that reduction and only if such reimbursement can be achieved within the foregoing expense limits. The Manager generally seeks reimbursement for the oldest reductions and waivers before payment by the Fund for fees and expenses for the current year. Absent the reduction, actual total Fund operating expenses are estimated to be 1.50% (1.00% other expenses). The Manager may terminate these voluntary reductions at any time. See "Management of the Fund."

Example of Expenses for the Fund

Assuming, hypothetically, that the Fund's annual return is 5% and that its operating expenses are as set forth above, an investor buying $1,000 of the Fund's shares would have paid the following total expenses upon redeeming such shares:

                                      Montgomery Total Return Bond Fund
--------------------------------------------------------------------------------
1 Year                                                $7
--------------------------------------------------------------------------------
3 Years                                              $22
--------------------------------------------------------------------------------
5 Years                                              N/A
--------------------------------------------------------------------------------
10 Years                                             N/A
--------------------------------------------------------------------------------


This example is to help potential investors understand the effect of expenses. Investors should understand that this example does not represent past or future expenses or returns and that actual expenses and returns may vary.

Manager Investment Returns

Set forth in the table below is certain performance data provided by the Manager relating to a performance record of the Manager for three investment advisory accounts utilizing the specific investment approach specified for the Fund under "Investment Objective and Policies." These three investment advisory accounts constitute all of the accounts managed by the Manager that have an identical or similar investment objective or investment approach as the Fund. The Montgomery Core Fixed Income Performance Record (the "Performance Record") is comprised of three separate accounts, two of which have since closed. From July 1, 1992 through February 28, 1994, the Manager managed a separate fixed income account (the "1992 Account"). From March 1, 1994 to September 30, 1994, the Manager managed the Intermediate Duration Fund. Starting October 1, 1994, the Manager also manages the fixed income component of the Montgomery Asset Allocation Fund. The Montgomery Asset Allocation Fund has two separate investment components (each can be regarded as a separate account) -- an equity account and a fixed income account. The 1992 Account, the Montgomery Intermediate Duration Fund and the fixed income account of the Asset Allocation Fund are collectively called the "Account." The Account has been managed with investment objective and investment policies and strategies substantially similar to those to be employed by the portfolio managers in managing the Fund. The results presented are not intended to predict or suggest the return to be experienced by the Fund or the return an investor might achieve by investing in the Fund. Investors should not rely on the following performance data as an indication of future performance of the Manager or of the Fund.

                                            INVESTMENT TOTAL RETURNS
       -------------------------------------------------------------------------

                                                       Year Ended June 30,
                                            ------------------------------------
                                               1996     1995     1994    1993
                                               ----     ----     ----    ----

       -------------------------------------------------------------------------
       Montgomery                              4.51%   12.53%   -0.71%  14.31%a
       Core Fixed Income Performance Record
       Lehman Brothers Aggregate Bond Index    5.01%   12.55%   -1.31%  11.79%
       -------------------------------------------------------------------------

    a   The 1992 Account commenced operations on July 1, 1992.

Please read the following important notes concerning the Account.

1. The results account for both income and capital appreciation or depreciation (total return). Returns are time-weighted and net of all applicable fees and expenses.

2. Annual rate of return is calculated using the modified Dietz method, which is defined as the portfolio gain (including all realized and unrealized gains and losses as well as all income) over the average capital for the period. Average capital is the beginning market value plus/minus weighted subscriptions/redemptions. Calculation is done monthly, but is subject to revaluation during the month when there is a cash flow that exceeds 10% of the beginning market value of the Account.

3. Investors should note that the Fund will compute and disclose its average annual compounded rate of return using the standard formula set forth in Securities and Exchange Commission ("SEC") rules, which differs in certain respects from returns for the Account noted above. The SEC total return calculation method calls for computation and disclosure of an average annual compounded rate of return for one, five and ten year periods or shorter periods from inception. The SEC formula provides a rate of return that equates a hypothetical initial investment of $1,000 to an ending redeemable value. The returns shown for the Account are net of advisory fees in accordance with the SEC calculation formula, which requires that returns be shown for the Fund be net of advisory fees as well as all other applicable Fund operating expenses.

4. When calculating the performance of the fixed income account of the Asset Alloaction Fund, all fund level fees and expenses are apportioned pro rata according to relative net assets of the different accounts of the Asset Allocation Fund.

5. The Performance Record includes the three accounts managed by the Manager that meets the Manager's criteria for inclusion in the Performance Record for each period presented.

6. The Lehman Brothers Aggregate Bond Index includes fixed-rate debt issues rated investment grade or higher by Moody's, S&P or Fitch.

7.   Accounts in the Performance Record were valued on a trade date basis.

The Fund's Investment Objective And Policies

The investment objective and general investment policies of the Fund are described below. Specific portfolio securities that may be purchased by the Fund are described in "Portfolio Securities" beginning on page 5. Specific investment practices that may be employed by the Fund are described in "Other Investment Practices" beginning on page 7. Certain risks associated with investments in the Fund are described in those sections as well as in "Risk Considerations" beginning on page 9. CERTAIN TERMS USED IN THE PROSPECTUS ARE DEFINED IN THE GLOSSARY FOUND AT THE END OF THE PROSPECTUS.

The Investment objective of the Fund is to seek maximum total return (which consists of both income and capital appreciation), consistent with preservation of capital and prudent investment management. Under normal conditions, the Fund seeks to achieve its investment objective by investing at least 65% (and typically more than 90%) of its total assets in a broad range of investment-grade fixed income securities, including marketable corporate debt securities, U.S. government securities, mortgage-related securities, other asset-backed securities and cash or money market instruments. The Fund may also invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. See "Portfolio Securities."

Duration. Traditionally, a debt security's "term to maturity" characterizes a security's sensitivity to changes in interest rates. However, "term to maturity" measures only the time until a debt security provides its final payment, taking no account of pre-maturity payments. Most debt securities provide interest ("coupon") payments in addition to a final ("par") payment at maturity, and some securities have call provisions allowing the issuer to repay the instrument in full before maturity date, each of which affect the security's response to interest rate changes. "Duration" is considered a more precise measure of interest rate risk than "term to maturity." Determining duration may involve the Manager's estimates of future economic parameters, which may vary from actual future values. Fixed-income securities with effective durations of three years are more responsive to interest rate fluctuations than those with effective durations of one year. For example, if interest rates rise by 1%, the value of securities having an effective duration of three years will generally decrease by approximately 3%.

Duration of the Fund. The Fund expects that, under normal circumstances, the dollar-weighted average maturity (or period until the next interest rate reset date) of its portfolio securities may be longer than three years but the Fund does not restrict its investments only to individual securities that are below a specific maturity. The Fund, however, seeks to maintain an average portfolio effective duration of between 4 to 5.5 years.

William C. Stevens and Peter D. Wilson are responsible for managing the Fund's portfolio. See "Management of the Fund."

Portfolio Securities

Investment Companies

The Fund may invest up to 10% of its total assets in shares of other investment companies investing exclusively in securities in which it may otherwise invest. The Fund does not intend to invest in other investment companies unless, in the Manager's judgment, the potential benefits exceed associated costs. As a shareholder in an investment company, the Fund bears its ratable share of that investment company's expenses, including advisory and administration fees.

Debt Securities

In selecting debt securities, the Manager seeks out good credits and analyzes interest rate trends and specific developments that may affect individual issuers. As an operating policy which may be changed by the Board, the Fund will not invest more than 5% of its total assets in debt securities rated lower than investment grade (BBB by S&P, Baa by Moody's or BBB by Fitch), or in unrated debt securities deemed to be of comparable quality by the Manager using guidelines approved by the Board of Trustees. These securities are sometimes known as "junk bonds" or "high risk/high yield" bonds. Subject to this limitation, the Fund may invest in any debt security, including securities in default. After its purchase by the Fund a debt security may cease to be rated or its rating may be reduced below that required for purchase by the Fund. Neither event would require elimination of that security from the Fund's portfolio. However, a security downgraded below the Fund's minimum credit levels generally would be retained only if retention was determined by the Manager and subsequently by the Board to be in the best interests of the Fund. See "Risk Considerations."

In addition to traditional corporate, government and supranational debt securities, the Fund may invest in external (i.e., to foreign lenders) debt obligations issued by the governments, governmental entities and companies of foreign countries. The Fund will not invest more than 5% of its total assets in debt securities of foreign issuers.

U.S. Government Securities

The Fund may invest in fixed rate and floating or variable rate U.S. government securities. Certain of the obligations, including U.S. Treasury bills, notes and bonds, and mortgage-related securities of the GNMA, are issued or guaranteed by the U.S. government. Other securities issued by U.S. government agencies or instrumentalities are supported only by the credit of the agency or instrumentality, for example those issued by the Federal Home Loan Bank, while others, such as those issued by the FNMA, Farm Credit System and Student Loan Marketing Association, have an additional line of credit with the U.S.
Treasury.

Short-term U.S. government securities generally are considered to be among the safest short-term investments. However, the U.S. government does not guarantee the net asset value of the Fund's shares. With respect to U.S. government securities supported only by the credit of the issuing agency or instrumentality or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. government will provide support to such agencies or instrumentalities. Accordingly, such U.S. government securities may involve risk of loss of principal and interest.

Mortgage-Related Securities and Derivative Securities

The Fund may invest in mortgage-related securities. A mortgage-related security is an interest in a pool of mortgage loans and is considered a derivative security. Most mortgage-related securities are pass-through securities, which means that investors receive payments consisting of a pro rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as mortgages in the underlying mortgage pool are paid off by the borrowers. Certain mortgage-related securities are subject to high volatility. The Fund uses these derivative securities in an effort to enhance return and as a means to make certain investments not otherwise available to the Fund. See "Hedging and Risk-Management Practices" for a discussion of other reasons why the Fund invests in derivative securities.

Agency Mortgage-Related Securities

Investors in the Fund should note that the dominant issuers or guarantors of mortgage-related securities today are GNMA, FNMA and the FHLMC. GNMA creates pass-through securities from pools of government guaranteed or insured (Federal Housing Authority or Veterans Administration) mortgages. FNMA and FHLMC issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages. The principal and interest on GNMA pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. government. FNMA guarantees full and timely payment of all interest and principal, and FHLMC guarantees timely payment of interest and ultimate collection of principal of its pass-through securities. Securities from FNMA and FHLMC are not backed by the full faith and credit of the U.S. government but are generally considered to offer minimal credit risks. The yields provided by these mortgage-related securities have historically exceeded the yields on other types of U.S. government securities with comparable "lives" largely due to the risks associated with prepayment. See "Risk Considerations."

Adjustable rate mortgage securities ("ARMs") are pass-through securities representing interests in pools of mortgage loans with adjustable interest rates determined in accordance with a predetermined interest rate index and which may be subject to certain limits. The adjustment feature of ARMs tends to lessen their interest rate sensitivity.

The Fund considers GNMA, FNMA and FHLMC-issued pass-through certificates, CMOs and other mortgage-related securities to be U.S. government securities for purposes of their investment policies. However, the Fund limits its stripped mortgage securities investments to 10% of total assets. The liquidity of IOs and POs issued by the U.S. government or its agencies and instrumentalities and backed by fixed-rate mortgage-related securities will be determined by the Manager under the direct supervision of the Trust's Pricing Committee and reviewed by the Board, and all other IOs and POs will be deemed illiquid for purposes of the Fund's limitation on illiquid securities. The Fund may invest in derivative securities known as "floaters" and "inverse floaters," the values of which vary in response to interest rates. These securities may be illiquid and their values may be very volatile.

Privately Issued Mortgage-Related Securities/Derivatives.

The Fund may invest in mortgage-related securities offered by private issuers, including pass-through securities for pools of conventional residential mortgage loans; mortgage pay-through obligations and mortgage-backed bonds, which are considered to be obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and CMOs collateralized by mortgage-related securities issued by GNMA, FNMA, FHLMC or by pools of conventional mortgages, multi-family or commercial mortgage loans.

Private issuer mortgage-related securities generally offer a higher rate of interest (but greater credit and interest rate risk) than U.S. government and agency mortgage-related securities because they offer no direct or indirect governmental guarantees. However, many issuers or servicers of mortgage-related securities guarantee or provide insurance for timely payment of interest and principal. The Fund may purchase some mortgage-related securities through private placements that are restricted as to further sale. See "Illiquid Securities." The value of these securities may be very volatile.

Structured Notes and Indexed Securities.

The Fund may invest in structured notes and indexed securities. Structured notes are debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Index securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent the Fund invests in these securities, however, the Manager analyzes these securities in its overall assessment of the effective duration of the Fund's portfolio in an effort to monitor the Fund's interest rate risk.

Zero Coupon Bonds

The Fund may invest in zero coupon bonds. Zero coupon bond prices are highly sensitive to changes in market interest rates. The original issue discount on the zero coupon bonds must be included ratably in the income of the Fund as the income accrues even though payment has not been received. The Fund nevertheless intends to distribute an amount of cash equal to the currently accrued original issue discount, and this may require liquidating securities at times they might not otherwise do so and may result in capital loss. See "Tax Information" in the Statement of Additional Information.

Asset-Backed Securities, Custodial Receipts, Participation Interests and Tender Option Bonds

The Fund may invest up to 5% of its total assets in asset-backed securities. Like mortgage-related securities, these securities are subject to the risk of prepayment. See "Risk Considerations."

Other Investment Practices

The Fund also may engage in the investment practices described below, each of which may involve certain special risks. The Statement of Additional Information, under the heading "Investment Objective and Policies of the Fund," contains more detailed information about certain of these practices, including limitations designed to reduce risks.

Repurchase Agreements

The Fund may enter into repurchase agreements. Pursuant to a repurchase agreement, the Fund acquires a U.S. government security or other high-grade liquid debt instrument from a financial institution that simultaneously agrees to repurchase the same security at a specified time and price. The repurchase price reflects an agreed-upon rate of return not determined by the coupon rate on the underlying security. Under the Investment Company Act, repurchase agreements are considered to be loans by the Fund and must be fully collateralized by cash, letters of credit, U.S. government securities or other high-grade liquid debt or equity securities ("collateral assets"). If the seller defaults on its obligation to repurchase the underlying security, the Fund may experience delay or difficulty in exercising its rights to realize upon the security, may incur a loss if the value of the security declines and may incur disposition costs in liquidating the security.

Borrowing

The Fund may borrow money from banks and engage in reverse repurchase transactions, in an amount not to exceed one-third of the value of its total assets to meet temporary or emergency purposes, and the Fund may pledge its assets in connection with such borrowings. The Fund may not purchase securities if such borrowings exceed one-third of its total assets.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells to a financial institution a security that it holds and agrees to repurchase the same security at an agreed-upon price and date.

Leverage

The Fund may leverage its portfolio to increase total return. Although leverage creates an opportunity for increased income and gain, it also creates special risk considerations. For example, leveraging may magnify changes in the net asset values of the Fund's shares and in the yield on its portfolio. Although the principal of such borrowings will be fixed, the Fund's assets may change in value while the borrowing is outstanding. Leveraging creates interest expenses that can exceed the income from the assets retained.

Securities Lending

The Fund may lend securities to brokers, dealers and other financial organizations. These loans may not exceed 30% of the Fund's total assets. Each securities loan is collateralized with collateral assets in an amount at least equal to the current market value of the loaned securities, plus accrued interest. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially.

When-Issued and Forward Commitment Securities

The Fund may purchase U.S. government or other securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" or "delayed delivery" basis. The price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date, normally 7 to 15 days or, in the case of certain CMO issues, 45 to 60 days later.
When-issued  securities  and  forward  commitments  may  be  sold  prior  to the settlement date, but the Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Fund. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

At the time the Fund enters into a transaction on a when-issued or forward commitment basis, it supports its obligation with collateral assets equal to the value of the when-issued or forward commitment securities and causes the collateral assets to be marked to market daily. There is a risk that the securities may not be delivered and that the Fund may incur a loss.

Hedging and Risk Management Practices

In seeking to protect against the effect of adverse changes in financial markets or against currency exchange rate or interest rate changes that are adverse to the present or prospective positions of the Fund, the Fund may employ certain risk management practices using the following derivative securities and techniques (known as "derivatives"): forward currency exchange contracts, currency options, futures contracts and options on futures contracts on foreign government securities and currencies. The Board of the Trust has adopted derivative guidelines that require the Board to review each new type of derivative that may be used by the Fund. Markets in some countries currently do not have instruments available for hedging transactions relating to currencies or to securities denominated in such currencies or to securities of issuers domiciled or principally engaged in business in such countries. To the extent that such markets do not exist, the Manager may not be able to hedge its investment effectively in such countries. Furthermore, the Fund engages in hedging activities only when the Manager deems it to be appropriate and does not necessarily engage in hedging transactions with respect to each investment.

Forward Currency Contracts

A forward currency contract is individually negotiated and privately traded by currency traders and their customers and creates an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund normally conducts its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate in the foreign currency exchange market at the time of the transaction, or through entering into forward contracts to purchase or sell foreign currencies at a future date. The Fund generally does not enter into forward contracts with terms greater than one year.

The Fund generally enters into forward contracts only under two circumstances. First, if the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it any desire to "lock in" the U.S. dollar price of the security by entering into a forward contract to buy the amount of a foreign currency needed to settle the transaction. Second, if the Manager believes that the currency of a particular foreign country will substantially rise or fall against the U.S. dollar, it may enter into a forward contract to buy or sell the currency approximately the value of some or all of the Fund's portfolio securities denominated in such currency. The Fund will not enter into a forward contract if, as a result, it would have more than one-third of total assets committed to such contracts (unless it owns the currency that it is obligated to deliver or has caused its custodian to segregate Segregable Assets having a value sufficient to cover its obligations). Although forward contracts are used primarily to protect the Fund from adverse currency movements, they involve the risk that currency movements will not be accurately predicted.

Futures and Options on Futures

To protect against the effect of adverse changes in interest rates, the Fund may purchase and sell interest rate futures contracts. An interest rate futures contract is an agreement to purchase or sell debt securities, usually U.S. government securities, at a specified date and price. In addition, the Fund may purchase and sell put and call options on interest rate futures contracts in lieu of entering into the underlying interest rate futures contracts. The Fund will have collateral assets equal to the purchase price of the portfolio securities represented by the underlying interest rate futures contracts it has an obligation to purchase.

The Fund does not enter into any futures contracts or related options if the sum of initial margin deposits on futures contracts, related options and premiums paid for any such related options would exceed 5% of its total assets. The Fund does not purchase futures contracts or related options if, as a result, more than one-third of its total assets would be so invested.

Hedging Considerations

Hedging transactions involve certain risks. While the Fund may benefit from the use of hedging transactions, unanticipated changes in interest rates or securities prices may result in poorer overall performance for the Fund than if it had not entered into a hedging position. If the correlation between a hedging position and a portfolio position is not properly protected, the desired protection may not be obtained and the Fund may be exposed to risk of financial loss. In addition, the Fund pays commissions and other costs in connection with such investments.

Illiquid Securities

The Fund may not invest more than 15% of its net assets in illiquid securities. The Fund treats any securities subject to restrictions on repatriation for more than seven days and securities issued in connection with foreign debt conversion programs that are restricted as to remittance of invested capital or profit as illiquid. The Fund also treats repurchase agreements with maturities in excess of seven days as illiquid. Illiquid securities do not include securities that meet the requirements of Rule 144A under the Securities Act of 1933 and that, subject to the review by the Board and guidelines adopted by the Board, the Manager has determined to be liquid.

Defensive Investments and Portfolio Turnover

Notwithstanding its investment objective, the Fund may adopt up to a 100% cash or cash equivalent position for temporary defensive purposes to protect against erosion of its capital base. Depending upon the Manager's analysis of the various markets and other considerations, all or part of the assets of the Fund may be held in cash and cash equivalents (denominated in U.S. dollars or foreign currencies), such as U.S. government securities or obligations issued or guaranteed by the government of a foreign country or by an international organization designed or supported by multiple foreign governmental entities to promote economic reconstruction or development, high-quality commercial paper, time deposits, savings accounts, certificates of deposit, bankers' acceptances and repurchase agreements with respect to all of the foregoing. Such investments also may be made for temporary purposes pending investment in other securities and following substantial new investment in the Fund.

Portfolio securities are sold whenever the Manager believes it appropriate, regardless of how long the securities have been held. The Manager therefore changes the Fund's investments whenever it believes doing so will further the Fund's investment objective or when it appears that a position of the desired size cannot be accumulated. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs, and may result in the recognition of capital gains that may be distributed to shareholders. Generally, portfolio turnover in excess of 100% is considered high and increases such costs. The annual portfolio turnover for the Fund is expected to be approximately 100%. Even if the portfolio turnover for the Fund is in excess of 100%, the Fund would not consider portfolio turnover as a limiting factor. Furthermore, in the case of the Fund, which is a fixed-income fund, portfolio turnover tends to have a less material effect on the performance of the Fund and the tax consequences to its shareholders.

Investment Restrictions

The investment objective of the Fund is fundamental and may not be changed without shareholder approval, but unless otherwise stated, the Fund's other investment policies may be changed by the Board. If there is a change in the investment objective or policies of the Fund, shareholders should consider whether the Fund remains an appropriate investment in light of their then-current financial positions and needs. The Fund is subject to additional investment policies and restrictions described in the Statement of Additional Information, some of which are fundamental.

The Fund has reserved the right, if approved by the Board, to convert in the future to a "feeder" fund that would invest all of its assets in a "master" fund having substantially the same investment objective, policies and restrictions. At least 30 days' prior written notice of any such action would be given to all shareholders if and when such a proposal is approved, although no such action has been proposed as of the date of this Prospectus.

Risk Considerations

Lower Quality Debt

The Fund is authorized to invest in medium-quality (rated or equivalent to BBB by S&P or Fitch's or Baa by Moody's) and in limited amounts of high-risk, lower quality debt securities (i.e., securities rated below BBB or Baa) or, if unrated, deemed to be of equivalent investment quality as determined by the Manager. Medium quality debt securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than with higher grade debt securities.

As an operating policy, which may be changed by the Board without shareholder approval, the Fund does not invest more than 5% of its total assets in debt securities rated lower than BBB by S&P or Baa by Moody's or, if unrated, deemed to be of comparable quality as determined by the Manager using guidelines approved by the Board. The Board may consider a change in this operating policy if, in its judgment, economic conditions change such that a higher level of investment in high-risk, lower quality debt securities would be consistent with the interests of the Fund and its shareholders. Unrated debt securities are not necessarily of lower quality than rated securities but may not be attractive to as many buyers. Regardless of rating levels, all debt securities considered for purchase (whether rated or unrated) are analyzed by the Manager to determine, to the extent reasonably possible, that the planned investment is sound. From time to time, the Fund may purchase defaulted debt securities if, in the opinion of the Manager, the issuer may resume interest payments in the near future.

Foreign Securities

In addition to the risks discussed above, there are general risks associated with investments in foreign securities.

Foreign investments involve the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations (including, for example, withholding taxes on interest and dividends) or other taxes imposed with respect to investments in foreign nations, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country and repatriation of investments), default in foreign government securities, and political or social instability or diplomatic developments that could adversely affect investments. In addition, there is often less publicly available information about foreign issuers than those in the U.S. Foreign companies are often not subject to uniform accounting, auditing and financial reporting standards. Further, the Fund may encounter difficulties in pursuing legal remedies or in obtaining judgments in foreign courts. Additional risk factors, including use of domestic and foreign custodian banks and depositories, are described elsewhere in the Prospectus and in the Statement of Additional Information.

Brokerage commissions, fees for custodial services and other costs relating to investments by the Fund in other countries are generally greater than in the U.S. Foreign markets, have different clearance and settlement procedures from those in the U.S., and certain markets have experienced times when settlements did not keep pace with the volume of securities transactions and resulted in settlement difficulty. The inability of the Fund to make intended security purchases due to settlement difficulties could cause it to miss attractive investment opportunities. Inability to sell a portfolio security due to settlement problems could result in loss to the Fund if the value of the portfolio security declined or result in claims against the Fund if it had entered into a contract to sell the security. In certain countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. The securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the U.S.

Because the securities owned by the Fund may be denominated in foreign currencies, the value of such securities will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of a foreign currency against the U.S. dollar results in a corresponding change in the U.S. dollar value of the Fund's securities denominated in the currency. Such changes also affect the Fund's income and distributions to shareholders. The Fund may be affected either favorably or unfavorably by changes in the relative rates of exchange between the currencies of different nations, and the Fund may therefore engage in foreign currency hedging strategies. Such strategies, however, involve certain transaction costs and investment risks, including dependence upon the Manager's ability to predict movements in exchange rates.

Some countries in which the Fund may invest may also have fixed or managed currencies that are not freely convertible at market rates into the U.S. dollar. Certain currencies may not be internationally traded. A number of these currencies have experienced steady devaluation relative to the U.S. dollar, and such devaluations in the currencies may have a detrimental impact on the Fund.

Many countries in which the Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuation in inflation rates may have negative effects on certain economies and securities markets. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments.

Certain countries also limit the amount of foreign capital that can be invested in their markets and local companies, creating a "foreign premium" on capital investments available to foreign investors such as the Fund. The Fund may pay a "foreign premium" to establish an investment position which it cannot later recoup because of changes in that country's foreign investment laws.

Interest Rates

The market value of debt securities sensitive to prevailing interest rates is inversely related to actual changes in interest rates. That is, a decline in interest rates produces an increase in the market value of these securities while an increase in interest rates produces a decrease. Moreover, the longer the effective duration of a security, the greater the risk of interest rate change. Changes in the ability of an issuer to make payments of interest and principal and in the market's perception of its creditworthiness also affect the market value of that issuer's debt securities.

Management Of The Fund

The Montgomery Funds has a Board of Trustees that establishes the Fund's policies and supervises and reviews its management. Day-to-day operations of the Fund are administered by the officers of the Trust and by the Manager pursuant to the terms of an investment management agreement with the Fund.

Montgomery Asset Management, L.P., is the Fund's Manager. The Manager, a California limited partnership, was formed in 1990 as an investment adviser registered as such with the SEC under the Investment Advisers Act of 1940, as amended, and since then has advised private accounts as well as the Fund. Its general partner is Montgomery Asset Management, Inc., and its sole limited partner is Montgomery Securities, the Fund's Distributor. Under the Investment Company Act, both Montgomery Asset Management, Inc. and Montgomery Securities may be deemed control persons of the Manager. Although the operations and management of the Manager are independent from those of Montgomery Securities, the Manager may draw upon the research and administrative resources of
Montgomery Securities in its discretion and consistent with applicable regulations.

Portfolio Manager

The Fund is managed by William C. Stevens and Peter D. Wilson.

Mr. Stevens is a managing director and a senior portfolio manager. At Barclays de Zoete Wedd Securities from 1991 to 1992, he started its CMO and asset-backed securities trading. Mr. Stevens traded stripped mortgage securities and mortgage-related interest rate swaps for the First Boston Corporation from 1990 to 1991, and while with Drexel Burnham Lambert from 1984 to 1990 was responsible for the origination and trading of all derivative mortgage-related securities.

Mr. Wilson is a portfolio manager. Mr. Wilson joined the Manager's fixed income team in April, 1994. From 1992 to 1994 he was an Associate in the Fixed income Client Services Department of BARRA in Berkeley, Claifornia. At BARRA, Mr. Wilson directed research and development teams on mortgage, CMO and other fixed income projects. Prior to that, he was an Associate in the structured financae department at Securitiy Pacific Merchant Bank as well as on the mortgage trading desk at Chemical Bank.

Management Fees and Other Expenses

The Manager provides the Fund with advice on buying and selling securities, manages the Fund's investments, including the placement of orders for portfolio transactions, furnishes the Fund with office space and certain administrative services, and provides personnel needed by the Fund with respect to the Manager's responsibilities under the Manager's Investment Management Agreement with the Fund. The Manager also compensates the members of the Board who are interested persons of the Manager, and assumes the cost of printing prospectuses and shareholder reports for dissemination to prospective investors. As compensation, the Fund pays the Manager a monthly management fee (accrued daily but paid when requested by the Manager) based upon the value of its average daily net assets, according to the following table.

                                       Average Daily Net Assets    Annual Rate
-------------------------------------------------------------------------------
Montgomery Total Return Bond Fund      First $500 million              0.50%
                                       Over $500 million               0.40%
-------------------------------------------------------------------------------

The Manager also serves as the Fund's Administrator (the "Administrator"). The Administrator performs services with regard to various aspects of the Fund's administrative operations. As compensation, the Fund pays the Administrator a monthly fee at the annual rate of five one-hundredths of one percent (0.05%) of average daily net assets (0.04% of daily net assets over $500 million).

The Fund is responsible for its own operating expenses including, but not limited to: the Manager's fees; taxes, if any; brokerage and commission expenses, if any; interest charges on any borrowings; transfer agent, administrator, custodian, legal and auditing fees; shareholder servicing fees including fees to third party servicing agents; fees and expenses of Trustees who are not interested persons of the Manager; salaries of certain personnel; costs and expenses of calculating its daily net asset value; costs and expenses of accounting, bookkeeping and recordkeeping required under the Investment Company Act; insurance premiums; trade association dues; fees and expenses of registering and maintaining registration of its shares for sale under federal and applicable state securities laws; all costs associated with shareholders meetings and the preparation and dissemination of proxy materials, except for meetings called solely for the benefit of the Manager or its affiliates; printing and mailing prospectuses, statements of additional information and reports to shareholders; and other expenses relating to the Fund's operations, plus any extraordinary and nonrecurring expenses that are not expressly assumed by the Manager.

The Manager has agreed to reduce its management fee if necessary to keep total annual operating expenses at or below the lesser of the maximum allowable by applicable state expense limitations or seven-tenths of one percent (.70%) of the Fund's average net assets. The Manager also may voluntarily reduce additional amounts to increase the return to the Fund's investors. The Manager may terminate these voluntary reductions at any time. Any reductions made by the Manager in its fees are subject to reimbursement by the Fund within the following two years, provided that the Fund is able to effect such reimbursement and remain in compliance with applicable expense limitations. The Manager generally seeks reimbursement for the oldest reductions and waivers before payment by the Fund for fees and expenses for the current year.

In addition, the Manager may elect to absorb operating expenses that the Fund is obligated to pay in order to increase the return to the Fund's investors. To the extent the Manager performs a service or assumes an operating expense for which the Fund is obligated to pay and the performance of such service or payment of such expense is not an obligation of the Manager under the Investment Management Agreement, the Manager is entitled to seek reimbursement from the Fund for the Manager's costs incurred in rendering such service or assuming such expense. The Manager, out of its own funds, also may compensate broker-dealers who distribute the Fund's shares as well as other service providers of shareholder and administrative services. In addition, the Manager, out of its own funds, may sponsor seminars and educational programs on the Fund for financial intermediaries and shareholders.

The Manager considers a number of factors in determining which brokers or dealers to use for the Fund's portfolio transactions. While these factors are more fully discussed in the Statement of Additional Information, they include, but are not limited to, reasonableness of commissions, quality of services and execution and availability of research that the Manager may lawfully and appropriately use in its investment management and advisory capacities. Provided the Fund receives prompt execution at competitive prices, the Manager also may consider sale of the Fund's shares as a factor in selecting broker-dealers for the Fund's portfolio transactions. It is anticipated that Montgomery Securities may act as one of the Fund's brokers in the purchase and sale of portfolio securities and, in that capacity, will receive brokerage commissions from the Fund. The Fund will use Montgomery Securities as its broker only when, in the judgment of the Manager and pursuant to review by the Board, Montgomery
Securities  will  obtain a price and  execution  at least as  favorable  as that available from other qualified brokers. See "Execution of Portfolio Transactions" in the Statement of Additional Information for further information regarding Fund policies concerning execution of portfolio transactions.

Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105, serves as the master transfer agent for the Fund (the "Master Transfer Agent") and performs certain recordkeeping and accounting functions. The Master Transfer Agent delegates certain transfer agent functions to DST Systems, Inc., P.O. Box 419073, Kansas City, Missouri 64141-6073, the Fund's transfer agent (the "Transfer Agent"). Morgan Stanley Trust Company, located at One Pierrepont Plaza, Brooklyn, New York 11201, serves as the Fund's principal custodian (the "Custodian").

How To Invest In The Fund

The Fund's shares are offered directly to the public, with no sales load, at their next-determined net asset value after receipt of an order with payment. The Fund's shares are offered for sale by Montgomery Securities, the Fund's Distributor, 600 Montgomery Street, San Francisco, California 94111, (800) 572-3863, and through selected securities brokers and dealers.

If an order, together with payment in proper form, is received by the Transfer Agent, Montgomery Securities or certain administrators of 401(k) and other retirement plans by 4:00 p.m., New York time, on any day that the New York Stock Exchange ("NYSE") is open for trading, Fund shares will be purchased at the Fund's next-determined net asset value. Orders for Fund shares received after 4:00 p.m., New York time, will be purchased at the next-determined net asset value after receipt of the order. Shares of the Fund will not be priced on a national bank holiday.

The minimum initial investment in the Fund is $1,000 (including IRAs) and $100 for subsequent investments. The Manager or the Distributor, in its discretion, may waive these minimums. Purchases may also be made in certain circumstances by payment of securities. See the Statement of Additional Information for further details.

Initial Investments

Minimum Initial Investment (including IRAs):
$1,000

Mail your completed application and any checks to:
                                                          The Montgomery Funds
                                                          c/o DST Systems, Inc.
                                                                P.O. Box 419073
                                                     Kansas City, MO 64141-6073
--------------------------------------------------------------------------------
Initial Investments by Check
--------------------------------------------------------------------------------

       o Complete the Account Application. Tell us which Fund(s) you want to invest and make your check payable to The Montgomery Funds.

       o We do not accept third party checks or cash investments. Checks must be made in U.S. dollars and, to avoid fees and delays, drawn only on banks located in the U.S.

       o       A charge may be imposed on checks that do not clear.


--------------------------------------------------------------------------------
Initial Investments by Wire
--------------------------------------------------------------------------------

       o Notify the Transfer Agent at (800) 572-3863 that you intend to make your initial investment by wire. Provide the Transfer Agent with your name, dollar amount to be invested and the Fund in which you want to invest. They will provide you with further instructions to complete your purchase. Complete information regarding your account must be included in all wire instructions to ensure accurate handling of your investment.

       o Request your bank to transmit immediately available funds by wire for purchase of shares in your name to the following:

                   Investors Fiduciary Trust Company
                   ABA #101003621
                   For: DST Systems, Inc.
                   Account #7526601
                   Attention: The Montgomery Funds
                   For Credit to: (shareholder(s) name)
                   Shareholder Account Number: (shareholder(s) account number) Name of Fund: Montgomery Total Return Bond Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

       o       Your bank may charge a fee for any wire transfers.

       o The Fund and the Distributor each reserve the right to reject any purchase order in whole or in part.

--------------------------------------------------------------------------------

Subsequent Investments

Minimum Subsequent Investment:     $100

Mail any checks and investment instructions to:
                The Montgomery Funds
                c/o DST Systems, Inc.
                P.O. Box 419073
                Kansas City, MO 64141-6073

--------------------------------------------------------------------------------
Subsequent Investments by Check
--------------------------------------------------------------------------------

       o       Make your check payable to The Montgomery Total Return Bond Fund.

       o       Enclose an investment stub from your confirmation statement.

       o If you do not have an investment stub, mail your check with written instructions indicating the Fund name and account number to which your investment should be credited.

       o We do not accept third party checks or cash investments. Checks must be made in U.S. dollars and, to avoid fees and delays, drawn only on banks located in the U.S.

       o       A charge may be imposed on checks that do not clear.

--------------------------------------------------------------------------------
Subsequent Investments by Wire
--------------------------------------------------------------------------------

       o You do not need to contact the Transfer Agent prior to making subsequent investments by wire. Instruct your bank to wire funds to the Transfer Agent's affiliated bank by using the bank wire information under "Initial Investments by Wire."

--------------------------------------------------------------------------------
Subsequent Investments by Telephone
--------------------------------------------------------------------------------

       o       Shareholders  are   automatically   eligible  to  make  telephone
               purchases by calling the Transfer Agent at (800) 572-3863 before the Fund cutoff time.

       o       Shares of IRAs are not eligible for telephone purchases.

       o The maximum telephone purchase is an amount up to five times your account value on the previous day.

       o Payments for shares purchased must be received by the Transfer Agent within three business days after the purchase request. Write your confirmed purchase number on your check or include it in your wire instructions.

       o You should do one of the following to ensure payment is received in time:

               o Transfer funds directly from your bank account by sending a letter and a voided

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           check or deposit slip (for a savings account) to the Transfer Agent.

               o           Send a check by overnight or 2nd day courier service.
                           Address courier packages to:

                           The Montgomery Funds, c/o DST Systems, Inc., 1004 Baltimore St., Kansas City, MO 64105.

               o Instruct your bank to wire funds to the Transfer Agent's affiliated bank by using the bank wire information under the section titled Initial Investments by Wire.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Complete information regarding your account must be included in all wire instructions in order to facilitate the prompt and accurate handling of investments. Investors may obtain further information from their own banks about wire transfers and any fees that may be imposed. The Fund and the Distributor each reserve the right to reject any purchase order in whole or in part.

Automatic Account Builder ("AAB")

       o AAB will be established on existing accounts only. You may not use an AAB investment to open a new account.

       o The minimum automatic investment amount is the Fund's subsequent investment minimum.

       o       Your bank must be a member of the Automated Clearing House.

       o To establish AAB, attach a voided check (checking account) or preprinted deposit slip (savings account) from your bank account to your Montgomery account application or your letter of instruction. Investments will automatically be transferred into your Montgomery account from your checking or savings account.

       o Investments may be transferred either monthly or quarterly on or up to two business days before the 5th or 20th day of the month. If no day is specified on your account application or your letter of instruction, the 20th of each month will be selected.

       o You should allow 20 business days for this service to become effective.

       o You may cancel your AAB at any time by sending a letter to the Transfer Agent. Your request will be processed upon receipt.

Telephone Transactions

You agree to reimburse the Fund for any expenses or losses that it may incur in connection with transfers from your accounts, including any caused by your bank's failure to act in accordance with your request or its failure to honor your debit. If your bank makes erroneous payments or fails to make payment after shares are purchased on your behalf, any such purchase may be canceled and this privilege terminated immediately. This privilege may be discontinued at any time by the Fund upon 30-days' written notice or any time by you by written notice to the Fund. Your request will be processed upon receipt.

Although Fund shares are priced at the net asset value next-determined after receipt of a purchase request, shares are not purchased until payment is received. Should payment not be received when required, the Transfer Agent will cancel the telephone purchase request and you may be responsible for any losses incurred by the Fund. The Fund and the Transfer Agent will not be liable for following instructions communicated by telephone reasonably believed to be genuine. The Fund employs reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording the telephone call, sending a confirmation and requiring the caller to give a special authorization number or other personal information not likely to be known by others. The Fund and Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions only if such reasonable procedures are not followed.

Retirement Plans

Shares of the Fund are available for purchase by any retirement plan, including Keogh plans, 401(k) plans, 403(b) plans and IRAs. Neither the Fund nor the Manager administers or acts as custodian for retirement account plans. The Fund may be available for purchase through administrators for retirement plans. Investors who purchase shares as a part of a retirement plan should address inquiries and seek investment servicing from their plan administrators. Plan administrators may receive compensation from the Fund for performing shareholder services.

Share Certificates

Share certificates will not be issued by the Fund. All shares are held in non-certificated form registered on the books of the Fund and the Transfer Agent for the account of the shareholder.

How To Redeem An Investment In The Fund

The Fund will redeem all or any portion of an investor's outstanding shares upon request. Redemptions can be made on any day that the NYSE is open for trading (except national bank holidays). The redemption price is the net asset value per share next determined after the shares are validly tendered for redemption and such request is received by the Transfer Agent or, in the case of repurchase orders, Montgomery Securities or other securities dealers. Payment of redemption proceeds is made promptly regardless of when redemption occurs and normally within three days after receipt of all documents in proper form, including a written redemption order with appropriate signature guarantee. Redemption proceeds will be mailed or wired in accordance with the shareholder's instructions. The Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the SEC. In the case of shares purchased by check and redeemed shortly after the purchase, the Transfer Agent will not mail redemption proceeds until it has been notified that the monies used for the purchase have been collected, which may take up to 15 days from the purchase date. Shares tendered for redemptions through brokers or dealers (other than the Distributor) may be subject to a service charge by such brokers or dealers. Procedures for requesting a redemption are set forth below. Shareholders should note that the Fund reserves the right upon 60 days' advance notice to shareholders to impose a redemption fee of up to 1.00% on shares redeemed within 90 days of purchase.

--------------------------------------------------------------------------------
Redeeming by Written Instruction
--------------------------------------------------------------------------------

       o Write a letter indicating your name, account number, the name of the Fund from which you wish to redeem and the dollar amount or number of shares you wish to redeem.

       o Signature guarantee your letter if you want the redemption proceeds to go to a party other than the account owner(s), your predesignated bank account or if the dollar amount of the redemption exceeds $50,000. Signature guarantees may be provided by an eligible guarantor institution such as a commercial bank, an NASD member firm such as a stock broker, a savings association or national securities exchange. Contact the Transfer Agent if you need more information.

       o If you do not have a predesignated bank account and want to wire your redemption proceeds, include a voided check or deposit slip with your letter. The minimum amount that may be wired is $500 (wire charges, if any, will be deducted from redemption proceeds). The Fund reserves the right to permit lesser wire amounts or fees in the Manager's discretion.

       o       Mail your instructions to:

                               The Montgomery Funds
                              c/o DST Systems, Inc.
                                 P.O. Box 419073
                              Kansas City, MO 64141


--------------------------------------------------------------------------------
Redeeming By Telephone
--------------------------------------------------------------------------------

       o Unless you have declined telephone redemption privileges on your account application, you
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               may redeem shares up to $50,000 by calling the Transfer Agent before the Fund cutoff time.

       o If you included bank wire information on your account application or made subsequent arrangements to accommodate bank wire redemptions, you may request that the Transfer Agent wire your redemption proceeds to your bank account. Allow at least two business days for redemption proceeds to be credited to your bank account. If you want to wire your redemption proceeds to arrive at your bank on the same business day (subject to bank cutoff times), there is a $10 fee.

       o Telephone redemption privileges will be suspended 30 days after an address change. All redemption requests during this period must be in writing with a guaranteed signature.

       o       This service is not available for IRA accounts.

       o Telephone redemption privileges may be canceled after an account is opened by instructing the Transfer Agent in writing. Your request will be processed upon receipt.

--------------------------------------------------------------------------------

By establishing telephone redemption privileges, a shareholder authorizes the Fund and the Transfer Agent to act upon the instruction of the shareholder or his or her designee by telephone to redeem from the account for which such service has been authorized and transfer the proceeds to a bank or other account designated in the Authorization. When a shareholder appoints a designee on the Account Application or by written authorization, the shareholder agrees to be bound by the telephone redemption instructions given by the shareholder's designee. The Fund may change, modify or terminate these privileges at any time upon 60-days' notice to shareholders. The Fund will not be responsible for any loss, damage, cost or expense arising out of any transaction that appears on the shareholder's confirmation after 30 days following mailing of such confirmation. See discussion of Fund telephone procedures and liability under "Telephone Transactions."

Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by telegram (not available for IRAs) or overnight courier.

Systematic Withdrawal Plan

Under a Systematic Withdrawal Plan, a shareholder with an account value of $1,000 or more in the Fund may receive (or have sent to a third party) periodic payments (by check or wire). The minimum payment amount is $100 from the Fund account. Payments may be made either monthly or quarterly on the 1st of each month. Depending on the form of payment requested, shares of the Fund will be redeemed up to five business days before redemption proceeds are scheduled to be received by the shareholder. The redemption may result in recognition of gain or loss for income tax purposes.

Small Accounts

Due to the relatively high cost of maintaining smaller accounts, the Fund will redeem shares from any account if at any time, because of redemptions by the shareholder, the total value of a shareholder's account is less than $1,000. If the Fund decides to make an involuntary redemption, the shareholder will first be notified that the value of the shareholder's account is less than the minimum level and will be allowed 30 days to make an additional investment to bring the value of that account at least to the minimum investment required to open an account before the Fund takes any action.

Exchange Privileges And Restrictions

Exchange Privileges

Shares of the Fund may be exchanged for shares of the other series of the Trust and The Montgomery Funds II (together with the Fund, the "Montgomery Funds"), with restrictions noted below, on the basis of their relative net asset values (with no sales charge or exchange fee) next determined after the time of the exchange request and provided that you have the current prospectus for the fund into which you are exchanging shares of the Fund. You are automatically eligible to make telephone exchanges with your Montgomery account. See discussion of Fund
telephone   procedures   and   limitations   of   liability   under

"Telephone Transactions." Shareholders should note that an exchange may result in recognition of a gain or loss for income tax purposes.

Exchange Restrictions

A shareholder's privilege of exchanging shares of the Fund has the following restrictions:

o Shareholders may exchange for shares of a Montgomery fund only in states where that fund's shares are qualified for sale.

o A shareholder may not exchange for shares of a Montgomery fund that is not open to new shareholders unless the shareholder has an existing account with that Montgomery fund.

o Shares of the Fund may not be exchanged for shares of another Montgomery fund unless the amount to be received in the exchange satisfies that fund's minimum investment requirement.

o The Trust reserves the right to refuse exchanges by any person or group if, in the Manager's judgment, the Fund would be unable effectively to invest the money in accordance with its investment objective and policies, or would otherwise be potentially adversely affected. A shareholder's exchanges may be restricted or refused if the Fund receives, or the Manager anticipates, simultaneous orders affecting significant portions of the Fund's assets and, in particular, a pattern of exchanges coinciding with a "market timing" strategy. Although the Trust attempts to provide prior notice to affected shareholders when it is reasonable to do so, it may impose these restrictions at any time. The Trust reserves the right to terminate or modify the exchange privileges of Fund shareholders in the future.

Automatic Transfer Service ("ATS")

You may elect systematic exchanges out of the Fund into any other Montgomery Funds. The minimum exchange is $100. Periodically investing a set dollar amount into the Fund is also referred to as dollar-cost averaging because the number of shares purchased will vary depending on the price per share. Your account with the Fund must meet the applicable minimum of $1,000.

Directed Dividend Service

If you own shares of the Fund, you may elect to use your monthly dividends to automatically purchase additional shares of another fund. Your account with the recipient fund must meet the applicable minimum of $1,000.

Brokers and Other Intermediaries

Investing through Securities Brokers, Dealers and Financial Intermediaries.

Investors may purchase shares of the Fund from other selected securities brokers, dealers or through financial intermediaries such as benefit plan administrators. Investors should contact these agents directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged by these agents. Purchase orders through securities brokers, dealers and other financial intermediaries are effected at the next-determined net asset value after receipt of the order by such agent, provided the agent transmits such order on a timely basis to the Transfer Agent so that it is received by 4:00 p.m., New York time, on days that the Fund issues shares. Orders received after that time will be purchased at the next-determined net asset value. To the extent these agents perform shareholder servicing activities for the Fund, they may receive fees from the Fund for such services.

Repurchase Orders Through Brokerage Accounts

Shareholders also may sell shares back to the Fund by wire or telephone through Montgomery Securities or selected securities brokers or dealers. Shareholders should contact their securities broker or dealer for appropriate instructions and for information concerning any transaction or service fee that may be imposed by the broker or dealer. Shareholders are entitled to the net asset value next determined after receipt of a repurchase order by such broker-dealer, provided the broker-dealer transmits such order on a timely basis to the Transfer Agent so that it is received by 4:00 p.m., New York time, on a day that the Fund redeems shares. Orders received after that time are entitled to the net asset value next determined after receipt.

How Net Asset Value Is Determined

The net asset value of the Fund is determined once daily as of 4:00 p.m., New York time, on each day that the NYSE is open for trading (except for bank holidays). Per-share net asset value is calculated by dividing the value of the Fund's total net assets by the total number of the Fund's shares then outstanding.

As more fully described in the Statement of Additional Information, portfolio securities are valued using current market valuations: either the last reported sales price or, in the case of securities for which there is no reported last sale and fixed income securities, the mean between the closing bid and asked price. Securities for which market quotations are not readily available or which are illiquid are valued at their fair values as determined in good faith under the supervision of the Trust's officers, and by the manager and the Pricing Committee of the Board respectively, in accordance with methods that are specifically authorized by the Board. Short-term obligations with maturities of 60 days or less are valued at amortized cost as reflecting fair value.

The value of securities denominated in foreign currencies and traded on foreign exchanges or in foreign markets will be translated into U.S. dollars at the last price of their respective currency denomination against U.S. dollars quoted by a major bank or, if no such quotation is available, at the rate of exchange determined in accordance with policies established in good faith by the Board of Trustees. Because the value of securities denominated in foreign currencies must be translated into U.S. dollars, fluctuations in the value of such currencies in relation to the U.S. dollar may affect the net asset value of Fund shares even if there has not been any change in the foreign-currency denominated values of such securities.

Because foreign securities markets may close prior to the time the Fund determines its net asset values, events affecting the value of portfolio securities occurring between the time prices are determined and the time the Fund calculates its net asset values may not be reflected in the Fund's calculation of net asset values unless the Manager, under supervision of the Board, determines that a particular event would materially affect the Fund's net asset values.

Dividends And Distributions

The Fund distributes substantially all of its net investment income and net capital gains to shareholders each year. Dividends are declared daily and paid monthly on or about the last business day of each month. Capital gains are declared and paid in November or December each year. Additional distributions, if necessary, may be made following the Fund's fiscal year end (June 30) in order to avoid the imposition of tax on the Fund. The amount and frequency of Fund distributions are not guaranteed and are at the discretion of the Board.

Unless investors request cash distributions in writing at least seven business days prior to the distribution, or on the Account Application, all dividends and other distributions will be reinvested automatically in additional shares of the Fund and credited to the shareholder's account at the closing net asset value on the reinvestment date.

Taxation

The Fund intends to qualify and elect as soon as possible to be treated as a regulated investment company under Subchapter M of the Code, by distributing substantially all of its net investment income and net capital gains to its shareholders and meeting other requirements of the Code relating to the sources of its income and diversification of assets. Accordingly, the Fund generally will not be liable for federal income tax or excise tax based on net income except to the extent its earnings are not distributed or are distributed in a manner that does not satisfy the requirements of the Code pertaining to the timing of distributions. If the Fund is unable to meet certain requirements of the Code, it may be subject to taxation as a corporation. The Fund may also incur tax liability to the extent it invests in "passive foreign investment companies." See the Statement of Additional Information.

For federal income tax purposes, any dividends derived from net investment income and any excess of net short-term capital gain over net long-term capital loss that investors (other than certain tax-exempt organizations that have not borrowed to purchase Fund shares) receive from the Fund are considered ordinary income. Part of the distributions paid by the Fund may be eligible for the dividends-received deduction allowed to corporate shareholders under the Code. Distributions of the excess of net long-term capital gain over net short-term capital loss from transactions of the Fund are treated by shareholders as long-term capital gains regardless of the length of time the Fund's shares have been owned. Distributions of income and capital gains are taxed in the manner described above, whether they are taken in cash or are reinvested in additional shares of the Fund.

The Fund will inform its investors of the source of their dividends and distributions at the time they are paid, and will promptly after the close of each calendar year advise investors of the tax status of those distributions and dividends. Investors (including tax-exempt and foreign investors) are advised to consult their own tax advisers regarding the particular tax consequences to them of an investment in shares of the Fund. Additional information on tax matters relating to the Fund and its shareholders is included in the Statement of Additional Information.

General Information

The Trust

The Fund is a series of The Montgomery Funds, a Massachusetts business trust organized on May 10, 1990 (the "Trust"). The Trust's Agreement and Declaration of Trust permits the Board to issue an unlimited number of full and fractional shares of beneficial interest, $.01 par value, in any number of series. The assets and liabilities of each series within the Trust are separate and distinct from those of each other series.

This Prospectus relates only to the Class R shares of the Fund. The Fund has designated other classes of shares and may in the future designate other classes of shares for specific purposes.

Shareholder Rights

Shares issued by the Fund have no preemptive, conversion or subscription rights. Each whole share is entitled to one vote as to any matter on which it is entitled to vote and each fractional share is entitled to a proportionate fractional vote. Shareholders have equal and exclusive rights as to dividends and distributions as declared by the Fund and to the net assets of the Fund upon liquidation or dissolution. The Fund, as a separate series of the Trust, votes separately on matters affecting only the Fund (e.g., approval of the Investment Management Agreement); all series of the Trust vote as a single class on matters affecting all series of the Trust jointly or the Trust as a whole (e.g., election or removal of Trustees). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees. Except as set forth herein, all classes of shares issued by the Fund shall have identical voting, dividend, liquidation and other rights, preferences, and terms and conditions. The only differences among the various classes of shares relate solely to the following:
(a) each class may be subject to different class expenses; (b) each class may bear a different identifying designation; (c) each class may have exclusive voting rights with respect to matters solely affecting such class; (d) each class may have different exchange privileges; and (e) each class may provide for the automatic conversion of that class into another class. While the Trust is not required and does not intend to hold annual meetings of shareholders, such meetings may be called by the Board at its discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Trust for the purpose of electing or removing Trustees. Shareholders may receive assistance in communicating with other shareholders in connection with the election or removal of Trustees pursuant to the provisions of Section 16(c) of the Investment Company Act.

Performance Information

From  time  to  time,  the  Fund  may  publish  its  total  return,  such  as in advertisements and communications to investors. Total return information generally will include the Fund's average annual compounded rate of return over the most recent four calendar quarters and over the period from the Fund's inception of operations. The Fund may also advertise aggregate and average total return information over different periods of time. The Fund's average annual compounded rate of return is determined by reference to a hypothetical $1,000 investment that includes capital appreciation and depreciation for the stated period according to a specific formula. Aggregate total return is calculated in a similar manner, except that the results are not annualized. Total return figures will reflect all recurring charges against the Fund's income.

Investment results of the Fund will fluctuate over time, and any presentation of the Fund's total return for any prior period should not be considered as a representation of what an investor's total return or current yield may be in any future period.

Legal Opinion

The validity of shares offered by this Prospectus will be passed on by Heller, Ehrman, White & McAuliffe, 333 Bush Street, San Francisco, California 94104.

Shareholder Reports and Inquiries

Unless otherwise requested, only one copy of each shareholder report or other material sent to shareholders will be mailed to each household with accounts under common ownership and the same address regardless of the number of shareholders or accounts at that household or address. A confirmation statement will be mailed to your record address each time you request a transaction except for pre-authorized automatic investment and redemption services (quarterly). All transactions are recorded on quarterly account statements which you will receive at the end of each calendar quarter. Your fourth-quarter account statement will be a year-end statement, listing all transaction activity for the entire year. Retain this statement for your tax records.

In general, shareholders who redeemed shares from a qualifying Montgomery account should expect to receive an Average Cost Statement in February of the following year. Your statement will calculate your average cost using the average cost single-category method.

Any questions should be directed to The Montgomery Funds at 800-572-FUND (800-572-3863).

Backup Withholding Instructions

Shareholders are required by law to provide the Fund with their correct Social Security or other Taxpayer Identification Number ("TIN"), regardless of whether they file tax returns. Failure to do so may subject a shareholder to penalties. Failure to provide a correct TIN or to check the appropriate boxes in the Account Application and to sign the shareholder's name could result in backup withholding by the Fund of an amount of federal income tax equal to 31% of distributions, redemptions, exchanges and other payments made to a shareholder's account. Any tax withheld may be credited against taxes owed on a shareholder's federal income tax return.

A shareholder who does not have a TIN should apply for one immediately by contacting the local office of the Social Security Administration or the IRS. Backup withholding could apply to payments made to a shareholder's account while awaiting receipt of a TIN. Special rules apply for certain entities. For example, for an account established under the Uniform Gifts to Minors Act, the TIN of the minor should be furnished. If a shareholder has been notified by the IRS that he or she is subject to backup withholding because he or she failed to report all interest and dividend income on his or her tax return and the shareholder has not been notified by the IRS that such withholding will cease, the shareholder should cross out the appropriate item in the Account Application. Dividends paid to a foreign shareholder's account by the Fund may be subject to up to 30% withholding instead of backup withholding.

A shareholder that is an exempt recipient should furnish a TIN and check the appropriate box. Exempt recipients include certain corporations, certain tax-exempt entities, tax-exempt pension plans and IRAs, governmental agencies, financial institutions, registered securities and commodities dealers and others. For further information, see Section 3406 of the Code and consult with a tax adviser.

                        ---------------------------------

This Prospectus is not an offering of the securities herein described in any state in which the offering is unauthorized. No salesman, dealer or other person is authorized to give any information or make any representation other than those contained in this Prospectus, the Statement of Additional Information, or in the Fund's official sales literature.

                                    Glossary
                                    --------

o Asset backed securities. Asset backed securities are secured by and payable from, pools of assets, such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (e.g., credit card) agreements.

o Cash Equivalents. Cash equivalents are short-term, interest bearing instruments or deposits and may include, for example, commercial paper, certificates of deposit, repurchase agreements, bankers' acceptances, U.S. Treasury bills, bank money market deposit accounts, master demand notes and money market mutual funds. These consist of high-quality debt obligations, certificates of deposit and bankers' acceptances rated at least A-1 by S&P or Prime-1 by Moody's, or the issuer has an outstanding issue of debt securities rated at least A by S&P or Moody's, or are of comparable quality in the opinion of the Manager.

o Collateralized Mortgage Obligations (CMOs). Derivative mortgage-related securities that separate the cash flows of mortgage pools into different classes or tranches. Stripped mortgage securities are CMOs that allocate different proportions of interest and principal payments on a pool of mortgages. One class may receive all of the interest (the interest only or "IO" class) while another may receive all of the principal (principal only or "PO" class). The yield to maturity on any IO or PO class is extremely sensitive not only to changes in interest rates but also to the rate of principal payments and prepayments on underlying mortgages. In the most extreme cases, an IO class may become worthless.

o    Derivatives include forward currency exchange contracts,  currency options,
     futures  contracts,   swaps  and  options  on  futures  contracts  on  U.S.
     government and foreign government securities and currencies.

o Dollar roll transaction. A dollar roll transaction is similar to a reverse repurchase agreement except it requires a Fund to repurchase a similar rather than the same security.

o    FHLMC. The Federal Home Loan Mortgage Corporation.

o    FNMA. The Federal National Mortgage Association.

o Forward currency contracts. A forward currency contract is a contract individually negotiated and privately traded by currency traders and their customers and creates an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund generally do not enter into forward contracts with terms greater than one year. The Fund generally enters into forward contracts only under two circumstances. First, if the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security by entering into a forward contract to buy the amount of a foreign currency needed to settle the transaction. Second, if the Manager believes that the currency of a particular foreign country will substantially rise or fall against the U.S. dollar, it may enter into a forward contract to buy or sell the currency approximating the value of some or all of the Fund's portfolio securities denominated in such currency. The Fund will not enter into a forward contract if, as a result, it would have more than one-third of total assets committed to such contracts (unless it owns the currency that it is obligated to deliver or has collateral assets sufficient to cover its obligations). Although forward contracts are used primarily to protect the Fund from adverse currency movements, they involve the risk that currency movements will not be accurately predicted.

o Futures and options on futures. An interest rate futures contract is an agreement to purchase or sell debt securities, usually U.S. government securities, at a specified date and price. For example, the Fund may sell interest rate futures contracts (i.e., enter into a futures contract to sell the underlying debt security) in an attempt to hedge against an anticipated increase in interest rates and a corresponding decline in debt securities it owns. The Fund will have collateral assets equal to the purchase price of the portfolio securities represented by the underlying interest rate futures contracts it has an obligation to purchase.

o    GNMA. The Government National Mortgage Association.

o Highly rated debt securities. Debt securities rated within the three highest grades by Standard & Poor's Corporation ("S&P") (AAA to A), Moody's Investors Services, Inc. ("Moody's") (Aaa to A) or Fitch Investor Services, Inc. ("Fitch") (AAA to A), or in unrated debt securities deemed to be of comparable quality by the Manager using guidelines approved by the Board of Trustees. See the Appendix to the Statement of Additional Information for a description of these ratings.

o Illiquid securities. The Fund treats any securities subject to restrictions on repatriation for more than seven days and securities issued in connection with foreign debt conversion programs that are restricted as to remittance of invested capital or profit as illiquid. The Fund also treats repurchase agreements with maturities in excess of seven days as illiquid. Illiquid securities do not include securities that are restricted from trading on formal markets for some period of time but for which an active informal market exists, or securities that meet the requirements of Rule 144A under the Securities Act of 1933 and that, subject to the review by the Board and guidelines adopted by the Board, the Manager has determined to be liquid.

o Investment grade. Investment grade debt securities are those rated within the four highest grades by S&P (at least BBB), Moody's (at least Baa) or Fitch (at least Baa) or in unrated debt securities deemed to be of comparable quality by the Manager using guidelines approved by the Board of Trustees.

o Leverage. Some Funds may use leverage in an effort to increase return. Although leverage creates an opportunity for increased income and gain, it also creates special risk considerations. Leveraging also creates interest expenses that can exceed the income from the assets retained.

o Repurchase agreement. With a repurchase agreement, a Fund acquires a U.S. government security or other high-grade liquid debt instrument (for the Money Market Funds, the instrument must be rated in the highest grade) from a financial institution that simultaneously agrees to repurchase the same security at a specified time and price.

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o    Reverse dollar roll  transactions.  When a Fund engages in a reverse dollar roll, it purchases a security from a financial institution and concurrently agrees to resell a similar security to that institution at a later date at an agreed-upon price.

o Reverse repurchase agreement. In a reverse repurchase agreement, a Fund sells to a financial institution a security that it holds and agrees to repurchase the same security at an agreed-upon price and date.

o Securities lending. A fund may lend securities to brokers, dealers and other financial organizations. Each securities loan is collateralized with collateral assets in an amount at least equal to the current market value of the loaned securities, plus accrued interest. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in collateral should the borrower fail financially.

o U.S. government securities include U.S. Treasury bills, notes, bonds and other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

o When-issued and forward commitment securities. The Fund may purchase U.S. government or other securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" or "delayed delivery" basis. The price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to a Fund. At the time a Fund enters into a transaction on a when-issued or forward commitment basis, it supports its obligation with collateral assets equal to the value of the when-issued or forward commitment securities and causes the collateral assets to be marked to market daily. There is a risk that the securities may not be delivered and that the Fund may incur a loss.

o Zero coupon bonds. Zero coupon bonds are debt obligations that do not pay current interest and are consequently issued at a significant discount from face value. The discount approximates the total interest the bonds will accrue and compound over the period to maturity or the first interest-payment date at a rate of interest reflecting the market rate of interest at the time of issuance.

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                               Investment Manager
                        Montgomery Asset Management, L.P.
                              101 California Street
                         San Francisco, California 94111
                                 1-800-572-FUND

                                   Distributor
                              Montgomery Securities
                              600 Montgomery Street
                         San Francisco, California 94111
                                 1-415-627-2485

                                    Custodian
                          Morgan Stanley Trust Company
                              One Pierrepont Plaza
                            Brooklyn, New York 11201

                                 Transfer Agent
                                DST Systems, Inc.
                                 P.O. Box 419073
                        Kansas City, Missouri 64141-6073
                                 1-800-447-4210

                                  Legal Counsel
                        Heller, Ehrman, White & McAuliffe
                                 333 Bush Street
                         San Francisco, California 94104